UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2025
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 4, 2025, pursuant to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”), the JBS Nominating Committee (the “JBS Nominating Committee”) of the Board of Directors (the “Board”) appointed Joanita Karoleski to the Board as a JBS Director. In addition, Mr. Menon was re-appointed to the Board and re-classified by the JBS Nominating Committee from an Equity Director to a JBS Director. The Board welcomes back Ms. Karoleski, who was previously a director from 2022 until early 2024, and looks forward to the continued service of Mr. Menon, who has been serving as a director since 2021. The Board made these appointments to satisfy the requirement in the Certificate and Bylaws (as amended following the receipt of stockholder approval at the December 2024 special meeting) regarding the total number of directors and JBS Directors on the Board. Each of Ms. Karoleski and Mr. Menon has been determined to be “independent” under Nasdaq Stock Market Rule 5605(a)(2) and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
Neither Ms. Karoleski nor Mr. Menon has any special arrangements or understandings with the Company pursuant to which he/she was selected as a director or any related party transactions requiring disclosure under Item 404(a) of Regulation S-K. Neither Mr. Menon nor Ms. Karoleski is expected to serve on any committees. Each of Ms. Karoleski and Mr. Menon will receive compensation under the Company’s director compensation program for non-employee directors, as described in the Company’s definitive proxy statement on Schedule 14A filed on April 1, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	February 7, 2025	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer